SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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DESIGN WITHIN REACH, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DESIGN WITHIN REACH, INC.

225 Bush Street, 20th Floor

San Francisco, California 94104

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of Design Within Reach, Inc.:

Notice is hereby given that the Annual Meeting of the Stockholders of Design Within Reach, Inc. will be held on June 22, 2006 at 4:00 p.m. at the Company’s corporate offices at 225 Bush Street, 20th Floor, San Francisco, California 94104, for the following purposes:

1.	To elect two directors for a three-year term to expire at the 2009 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following persons:

Robert Forbes, Jr.

Terry Lee

2.	To approve the Amended and Restated 2004 Equity Incentive Award Plan.

3.	To ratify the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 30, 2006.

4.	To transact such other business as may be properly brought before our Annual Meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on May 8, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

Accompanying this Notice is a Proxy. Whether or not you expect to be at our Annual Meeting, please complete, sign and date the enclosed Proxy and return it promptly. If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Ray Brunner

Ray Brunner President and Chief Executive Officer

San Francisco, California

May 26, 2006

DESIGN WITHIN REACH, INC.

225 Bush Street, 20th Floor

San Francisco, California 94104

PROXY STATEMENT

The Board of Directors of Design Within Reach, Inc., a Delaware corporation, is soliciting the enclosed Proxy for use at our Annual Meeting of Stockholders to be held on June 22, 2006 at 4:00 p.m. at the Company’s corporate offices at 225 Bush Street, 20th Floor, San Francisco, California 94104, and at any adjournments or postponements thereof. This Proxy Statement will be first sent to stockholders on or about May 26, 2006.

All stockholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the Proxy in the enclosed envelope.

A proxy may be revoked by written notice to the Secretary of our company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted (1) for the election of our Board of Directors’ nominees for director; (2) for the approval of the amended and restated 2004 Equity Incentive Award Plan and (3) for the ratification of the selection of Grant Thornton LLP as our independent auditors. Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

Stockholders of record at the close of business on May 8, 2006 (the “Record Date”) will be entitled to vote at the meeting or vote by proxy using the enclosed proxy card. As of that date, 14,329,795 shares of our common stock, par value $0.001 per share, were outstanding. Each share of our common stock is entitled to one vote. A majority of the outstanding shares of our common stock entitled to vote, represented in person or by proxy at our Annual Meeting, constitutes a quorum. A plurality of the votes of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote on the election of directors is required to elect directors, a majority of the total votes cast on the proposal for the approval of the amended and restated 2004 Equity Incentive Award Plan and a majority of the shares present in person or represented by proxy and entitled to vote thereon is required for the ratification of the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 30, 2006.

The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by us. To assist in soliciting proxies (votes), we have retained Georgeson Shareholder, a professional proxy solicitation firm, at an approximate cost of $36,000, plus certain out-of-pocket expenses. In addition to soliciting proxies by mail, our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members. However, the size of the Board will be reduced to seven members immediately prior to the Annual Meeting, pursuant to a resolution duly adopted by the Board in accordance with our bylaws. Our Amended and Restated Certificate of Incorporation provides for the classification of our Board of Directors into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. As a result of the reduction in the size of the Board, two nominees for director are to be elected as Class II directors at this meeting. The nominees are Robert Forbes, Jr. and Terry Lee, who are each members of our present Board of Directors. The Class I and Class III directors have two years and one year, respectively, remaining on their terms of office.

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. If no contrary indication is made, Proxies in the accompanying form are to be voted for our Board of Directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our Board of Directors to fill such vacancy.

Information Regarding Directors

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the

2009 Annual Meeting of Stockholders

Name	Age	Present Position with the Company
Robert Forbes, Jr.	54	Founder and Director
Terry Lee	56	Director

Robert Forbes, Jr.    Mr. Forbes is our founder and has served as a member of our board of directors since November 1998. From July 1999 to May 2000, Mr. Forbes served as our Chief Executive Officer. From November 1995 to January 1998, Mr. Forbes served as Vice President, Business Development of Smith Hawken Ltd., and has also held management positions at the Nature Company, Selfridges of London, and Williams-Sonoma. Mr. Forbes is currently a member of the board of directors of the San Francisco Jazz Festival, a non-profit organization. Mr. Forbes holds a B.A. in aesthetic studies from the University of California Santa Cruz, an M.F.A. in design from the State University of New York and an M.B.A. from Stanford University.

Terry Lee.    Mr. Lee has served as a member of our board of directors since November 2003. Mr. Lee is currently a board member and consultant of Easton-Bell Sports, Inc. (formerly Bell Sports, Inc)., a private company that sells helmets and sporting goods accessories, a position he has held since April 2001; and executive co-chairman of BAP Holdings LLC, the parent company of Bell Automotive Products, Inc., a company that sells automotive accessories, a position he has held since October 2004. Mr. Lee previously served as Chief Executive Officer of Bell Automotive Products, Inc. from February 2000 to October 2004. From January 2001 to May 2001, Mr. Lee served as Chief Executive Officer of Bell Sports Corp. From August 2000 to January 2001, Mr. Lee served as a member of the board of directors of Bell Sports Corp. From August 1998 to August 2000, Mr. Lee served as chairman of the board of directors of Bell Sports Corp. Mr. Lee is also currently a member of the board of directors of Jurlique International Pty Ltd., a natural skin care products company, Tailwind Sports Marketing, Inc., a company that owns the Discovery Channel Pro Cycling Team, The Boys and Girls Club of Metropolitan Phoenix, a non profit organization, and USA Cycling Development Foundation. Mr. Lee attended The University of Utah and Weber State College on a non-matriculated basis.

Members of the Board of Directors Continuing in Office

Term Expiring at the

2007 Annual Meeting of Stockholders

Name	Age	Present Position with the Company
Ray Brunner	58	President, Chief Executive Officer and Director
William McDonagh	49	Director
Lawrence Wilkinson	56	Director

Ray Brunner.    Mr. Brunner has served as our President and Chief Executive Officer since May 2006. Prior to that, he had served as our Executive Vice President of Real Estate and Studio Operations from October 2005 until March 2006. From March 2006 until May 2006, Mr. Brunner provided us with real estate consulting services and worked as a consultant for JH Partners. From November 2004 to September 2005, he served as our Vice President of Real Estate and Construction and prior to that served as our Vice President of Studios since April 2002. From June 1993 to April 2002, Mr. Brunner served as President of RGB & Associates, a strategic consulting company. Mr. Brunner holds a B.A. in business administration from Western Connecticut State University.

William McDonagh.    Mr. McDonagh has served as a member of our board of directors since March 2004. Mr. McDonagh is has been a partner of WaldenVC, a venture capital firm, since September 2000, and has been a management consultant since January 1999. From April 1994 to March 1998, Mr. McDonagh served as President and Chief Operating Officer of Broderbund Software, Inc., a company that develops and markets computer software. Mr. McDonagh is currently a member of the board of directors of Carlston Family Foundation, a charitable organization supporting education and teachers in California. Mr. McDonagh holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. from Golden Gate University.

Lawrence Wilkinson.    Mr. Wilkinson has served as a member of our board of directors since May 2000. Mr. Wilkinson is currently the chairman of Heminge & Condell, a provider of corporate strategic counsel and venture design services, a position he has held since November 1997, and co-founder of and counsel to Global Business Network, a strategic consulting organization, a position he has held since November 1987. Mr. Wilkinson co-founded Oxygen Media, Inc. in June 1998, and served as its vice-chairman until January 2002. Mr. Wilkinson serves on the boards of Oxygen Media, Inc. and Ealing Studios, Ltd. He is a director of Public Radio International, a non-profit organization, and a member of the Board of Visitors of Davidson College. Mr. Wilkinson holds a B.A. from Davidson College, an M.B.A. from Harvard Business School and a B.Phil. from Oxford University.

Term Expiring at the

2008 Annual Meeting of Stockholders

Name	Age	Present Position with the Company
John Hansen	46	Chairman
Hilary Billings	42	Director

John Hansen.    Mr. Hansen has served as a member of our board of directors since November 1998. From November 2003 to October 2005, and since November 2005, he has served as the Chairman of our Board of Directors. Since March 1998, Mr. Hansen has served as President of JH Partners, LLC, a private equity firm formerly known as Jesse.Hansen&Co. Mr. Hansen is currently a member of the boards of directors of Bare Escentuals, Inc., a multi-channel retailer of cosmetics and skin care products; NapaStyle, Inc., a multi-channel retailer of food and lifestyle products; GoSmile, Inc., a tooth whitening products company; Coraline S.p.A., the owner of the Frette® brand luxury linens business; and Jurlique International Pty Ltd., a natural skin care products company; each of which is privately held. Mr. Hansen holds an A.B. from Harvard College, an M.B.A. from Harvard Business School and a J.D. from University of California, Berkeley.

Hilary Billings.    Ms. Billings has served as a member of our board of directors since November 2003. Ms. Billings is currently an independent brand strategy consultant. In 1999 Ms. Billings co-founded

RedEnvelope, Inc., an internet retailer of upscale gifts, and served in various roles until 2003, including Chief Executive Officer and Chairman of the Board of Directors. From 1997 until 1999, Ms. Billings developed the W Hotel brand for Starwood Hotels & Resorts Worldwide, Inc. as Senior Vice President of Brand Development. From 1991 through 1997, Ms. Billings served in a variety of roles at Pottery Barn, including Vice President of Product Development and Design. Ms. Billings is currently a member of the Board of Directors of Peet’s Coffee and Tea, Inc., a publicly held company coffee and tea retailer. Ms. Billings holds a B.A. from Brown University.

Board Meetings

Our Board of Directors held four regularly scheduled meetings and five special telephonic meetings during 2005. Ms. Billings attended eight out of eleven, or fewer than 75%, of the aggregate of the total number of meetings of our Board of Directors and committees of our Board of Directors on which she served.

Committees of the Board

Compensation Committee.    The compensation committee is comprised of Edward Friedrichs, who serves as its chairman, and Hilary Billings, each of whom is an independent director for the purposes of the federal securities laws and the rules of the Nasdaq National Market (“Nasdaq Rules”). The compensation committee held one meeting during 2005. The functions of this committee include reviewing and recommending to the Board of Directors the compensation and benefits of all of our executive officers, administering our stock option plans and establishing and reviewing general policies relating to compensation and benefits of our employees.

Audit Committee.    The audit committee is comprised of William McDonagh, who serves as its chairman, Terry Lee and Lawrence Wilkinson. Each of these directors is “independent” as defined under and required by the federal securities laws, including Rule 10A-3(b)(i) under the Securities Exchange Act of 1934 and the Nasdaq Rules. In addition, our board of directors has determined that William McDonagh qualifies as an “audit committee financial expert” under the federal securities laws. The audit committee held four meetings, including telephonic meetings, during 2005. The audit committee is governed by a written charter approved by our Board of Directors. The functions of this committee include reviewing and monitoring our financial statements and internal accounting procedures, recommending the selection of independent auditors by our Board of Directors, evaluating the scope of the annual audit, reviewing audit results, consulting with management and our independent auditor prior to presentation of financial statements to stockholders and, as appropriate, initiating inquiries into aspects of our internal accounting controls and financial affairs. Both our independent auditors and internal financial personnel regularly meet privately with the audit committee and have unrestricted access to this committee.

Nominating and Corporate Governance Committee.    The nominating and corporate governance committee is comprised of Lawrence Wilkinson, who serves as its chairman, Edward Friedrichs and Hilary Billings, each of whom is an independent director for the purposes of the federal securities laws and the Nasdaq Rules. The nominating and corporate governance committee held one meeting during 2005. The nominating and corporate governance committee is governed by a written charter approved by our Board of Directors. The functions of this committee include identifying prospective board candidates, recommending nominees for election to our Board of Directors, developing and recommending board member selection criteria, considering committee member qualification, recommending corporate governance principles to the Board of Directors, and providing oversight in the evaluation of the Board of Directors and each committee.

Director Nomination Process

Director Qualifications

The nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the nominating and corporate governance committee also considers candidates with appropriate non-business backgrounds.

In evaluating director nominees, the nominating and corporate governance committee considers, among others, the following factors:

•	the appropriate size of our Board of Directors;

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in our industry;

•	experience as a board member of another publicly held company; and

•	other relevant experience.

Further, the nominating and corporate governance committee believes it appropriate for at least one member of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and that a majority of the members of our Board of Directors meet the definition of “independent director” under the Nasdaq Stock Market qualification standards. The nominating and corporate governance committee also believes it is appropriate for certain key members of our management to participate as members of our Board of Directors.

Other than the foregoing, there are no stated minimum general criteria for director nominees, although the nominating and corporate governance committee may also consider such other facts as it may deem are in the best interests of our company and our stockholders.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for Board of Directors service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. The nominating and corporate governance committee welcomes turnover in the Board of Directors as it contributes to diversity on the Board of Directors, brings new viewpoints, approaches and ideas and discourages entrenchment of the Board of Directors or management. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The nominating and corporate governance committee generally polls our Board of Directors and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the Boards of Directors of our competitors, and may seek input from industry experts or analysts. Historically, the nominating and corporate governance committee has not relied on third-party search firms to identify Board of Directors candidates, but the nominating and corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by our independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our Board of Directors.

The nominating and corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. Stockholders wishing to suggest a candidate for director should write to our company’s corporate secretary. In order to be considered, the recommendation for a candidate must include the following written information: (i) the stockholders’ name and contact information; (ii) a statement that the writer is a stockholder and is proposing a candidate for consideration by the nominating and corporate governance committee; (iii) the name of and contact information for the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate’s business and educational experience; (v) information regarding each of the factors listed above, other than that regarding Board of Directors size and composition, sufficient to enable the nominating and corporate governance committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to our Board of Directors; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of our company; (viii) detailed information about any relationship or understanding between the proposing stockholder and candidate; and (ix) a list of three character references, including complete contact information for such references. In order to give the committee sufficient time to evaluate a recommended candidate, the recommendation should be received by our corporate secretary at our principal executive offices not later than 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

Communications with our Board of Directors

Our stockholders may send correspondence to our Board of Directors c/o Corporate Secretary at Design Within Reach, Inc., 225 Bush Street, 20th Floor, San Francisco, California 94104. Our corporate secretary will review all correspondence addressed to our Board of Directors, or any individual director, for any inappropriate correspondence and correspondence more suitably directed to management. Our corporate secretary will forward appropriate stockholder communications to our Board of Directors prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication. Our corporate secretary will summarize all correspondence not forwarded to our Board of Directors and make the correspondence available to our Board of Directors for its review at our Board of Director’s request.

Code of Ethics

Our company has established a Code of Ethics that applies to our officers, directors and employees. The Code of Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K.

Corporate Governance Documents

Our company’s corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and Code of Ethics, are available, free of charge, on our website at www.dwr.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Secretary, Design Within Reach, Inc., 225 Bush Street, 20th Floor, San Francisco, California 94104.

Report of the Audit Committee

The audit committee oversees our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with Grant Thornton LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee has discussed with Grant Thornton LLP their independence from management and our company, has received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with Grant Thornton LLP the overall scope of their audit. The audit committee met with Grant Thornton LLP, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The audit committee and our Board of Directors also have recommended, subject to stockholder approval, the ratification of the selection of Grant Thornton LLP as our independent auditors for 2006.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

William McDonagh, Chairman

Terry Lee

Lawrence Wilkinson

Compensation of Directors

During fiscal year 2003, we did not compensate our non-employee directors for their service on our board of directors. In January 2004, we granted each of our independent directors, Ms. Billings, Mr. Friedrichs, Mr. Lee and Mr. Wilkinson, an option to purchase 30,000 shares of our common stock under our 1999 Stock Plan. Such option grants have an exercise price of $4.50 and will vest in three equal annual installments commencing on the first anniversary of the date of grant. In March 2004, we granted Mr. McDonagh, upon joining our board of directors, an option to purchase 30,000 shares of our common stock under our 1999 Stock Plan. Such option grant has an exercise price of $7.00 and will vest in three equal installments commencing on the first anniversary of the date of the grant. We did not otherwise compensate our non-employee directors during fiscal years 2004 and 2005.

In February 2005, we granted John Hansen, our chairman of the board of directors, two stock options to purchase an aggregate of 75,000 shares of our common stock pursuant to our 2004 Equity Incentive Award Plan. Both options have an exercise price of $14.68 and have ten-year terms. One option to purchase 30,000 shares of common stock was immediately vested as to one-third of the shares covered by the option, with the balance to vest in equal installments on the first and second anniversaries of the grant date. The other option covers 45,000 shares of common stock and will vest in three equal annual installments commencing on the first anniversary of the grant date.

We will compensate new non-employee directors for their service on our board of directors with an initial grant of an option to purchase 30,000 shares of our common stock under our 2004 Equity Incentive Award Plan, which will vest in three equal annual installments commencing on the first anniversary of the date of grant. We intend to compensate non-employee directors for their service on our board of directors with an annual grant of an option to purchase 10,000 shares of our common stock under our 2004 Equity Incentive Award Plan, which will vest in full on the first anniversary of the date of grant. However, no options were granted to non-employee directors other than Mr. Hansen in fiscal year 2005. Options granted to non-employee directors will have an exercise price equal to the fair market value of our common stock on the date of grant. We also reimburse our non-employee directors for their reasonable expenses incurred in attending board meetings. Directors who are also employees of our company do not receive any additional compensation for board service.

Director Attendance at Annual Meetings

Although our company does not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage all of our directors to attend. At our Annual Meeting held on June 7, 2005, approximately five of our directors attended.

Our Board of Directors unanimously recommends a vote “FOR” each nominee listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 8, 2006 regarding the beneficial ownership of our common stock by (a) each person known to our Board of Directors to own beneficially 5% or more of our common stock, (b) each director of our company, (c) the named executive officers (as defined below), and (d) all of our directors and executive officers as a group. Information with respect to beneficial ownership has been furnished by each director, officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Design Within Reach, Inc., 225 Bush Street, 20th Floor, San Francisco, California 94104.

Percentage of beneficial ownership is calculated based upon 14,329,795 shares of common stock which were outstanding as of May 8, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of May 8, 2006. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned
5% Stockholders:
Glenn J. Krevlin and affiliates (2)	2,500,000	17.4%
Credit Suisse Asset Management, LLC (3)	868,300	6.1
SCSF Equities, LLC and affiliates (4)	718,000	5.0

Directors and Named Executive Officers:
Robert Forbes, Jr.	1,093,800	7.6
John Hansen (5)	625,541	4.4
Hilary Billings	35,000	*
Edward Friedrichs (6)	62,790	*
Terry Lee (7)	78,571	*
William McDonagh	30,000	*
Lawrence Wilkinson	55,000	*
Ray Brunner	51,080	*
Tara Poseley (8)	129,110	*
Wayne Badovinus (9)	189,216	1.3
Wanda Gierhart (10)	100,000	*
Laura Sites-Reynolds (11)	7,500	*
All executive officers and directors as a group (12 persons, excludes Wayne Badovinus, Wanda Gierhart, Tara Poseley and Laura Sites-Reynolds, who are no longer our executive officers) (12)	2,773,509	19.4

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	The following table indicates the number of shares subject to options exercisable within sixty (60) days of May 8, 2006, held by individuals listed in the table above:

Name of Beneficial Owner	Shares Subject to Options Exercisable Within 60 Days
Directors and Named Executive Officers:
John Hansen	35,000
Hilary Billings	35,000

Name of Beneficial Owner	Shares Subject to Options Exercisable Within 60 Days
Edward Friedrichs	45,000
Terry Lee	30,000
William McDonagh	30,000
Lawrence Wilkinson	45,000
Ray Brunner	51,080
Tara Poseley	83,853
Wanda Gierhart	100,000
Laura Sites-Reynolds	7,500
All executive officers and directors as a group (11 persons, excludes Wayne Badovinus, Wanda Gierhart, Tara Poseley and Laura Sites-Reynolds, who are no longer our executive officers)	721,080

(2)	The address for Glenn J. Krevlin and affiliates is 598 Madison Avenue, 12th Floor, New York, NY 10022. Information is based on a Schedule 13G filed with the SEC by Glenn J. Krevlin and affiliates on November 16, 2005. Glenn J. Krevlin has sole investment and voting power with respect to all such shares, and Krevlin Advisors, LLC has sole investment and voting power with respect to all such shares. GJK Capital Management, LLC has sole investment and voting power with respect to 1,915,389 such shares, Glenhill Capital LP has sole investment and voting power with respect to 1,365,389 such shares. Glenhill Overseas Management, LLC has sole investment and voting power with respect to 584,611 such shares, Glenhill Capital Overseas Partners, Ltd. has sole investment and voting power with respect to 584,611 such shares, Glenhill Capital Overseas GP, Ltd. has sole investment and voting power with respect to 584,611 such shares, Glenhill Capital Overseas Master Fund, L.P. has sole investment and voting power with respect to 584,611 such shares, Glenhill Concentrated Long Master Fund, LLC has sole investment and voting power with respect to 550,000 such shares, Glenhill Concentrated Long Absolute Fund, LP has sole investment and voting power with respect to 550,000 such shares.
(3)	The address for Credit Suisse Asset Management, LLC is 466 Lexington Avenue, New York, NY 10017. Information is based on a Schedule 13G/A filed with the SEC by Credit Suisse Asset Management, LLC on February 17, 2005. Credit Suisse Asset Management, LLC has sole investment and voting power with respect to all such shares.
(4)	The address of SCSF Equities, LLC and affiliates is 5200 Town Center Circle, Suite 470, Boca Raton, Florida 33486. Information is based on a Schedule 13D filed with the SEC by SCSF Equities, LLC and affiliates on May 12, 2006. SCSF Equities, LLC, Sun Capital Securities Offshore Fund, Ltd., Sun Capital Securities Fund, LP, Sun Capital Securities Advisors, LP, Sun Capital Securities, LLC, Marc J. Leder and Rodger R. Krouse each have shared investment and voting power with respect to all such shares. Mr. Leder and Mr. Krouse may each be deemed to control SCSF Equities, LLC, Sun Capital Securities Fund, LP and Sun Capital Securities Advisors, LP. Mr. Leder and Mr. Krouse each own 50% of the membership interests in Sun Capital Securities, LLC, which in turn is the general partner of Sun Capital Securities Advisors, LP, which in turn is the general partner of Sun Capital Securities Fund, LP, which in turn owns a majority of the membership interests of SCSF Equities, LLC. Mr. Leder and Mr. Krouse may each be deemed to control the Sun Capital Securities Offshore Fund, Ltd., by virtue of them being the only directors of the Sun Offshore Fund. On May 3, 2006, SCSF Equities and affiliates purchased shares of common stock increasing the total number of shares owned by them to 718,100 shares of common stock or approximately 5.0 % of our outstanding common stock. Since May 3, 2006, SCSF Equities and affiliates have purchased additional shares of common stock increasing the total number of shares owned by them. As of May 12, 2006, SCSF Equities, LLC and affiliates beneficially owned and had shared power to vote and shared power of disposition over 1,417,000 shares of our common stock, or approximately 9.9 % of our outstanding common stock.
(5)

Includes (i) 468,193 shares held by Siberia Investment Company, LLC and (ii) 122,348 shares held by Monte Savello, L.P. Mr. Hansen is the President of JH Partners LLC, the Manager of the General Partner (Hansen GP LLC) of Monte Savello, LP and the Manager of Siberia Investment Company, LLC.

Mr. Hansen disclaims beneficial ownership of the shares held by Monte Savello, LP and Siberia Investment Company, LLC, except to the extent of his pecuniary interest in such shares, if any.
(6)	Includes 8,985 shares held by Edward C. Friedrichs & Patricia A. Friedrichs Revocable Trust dated 8/23/03. Edward Friedrichs is a trustee and beneficiary under this trust.
(7)	Includes 30,000 shares held by Morningstar Capital Investments, LLC. Mr. Lee is the Managing Member of Morning Star Capital Investments, LLC. Mr. Lee disclaims beneficial ownership of the shares held by Morningstar Capital Investments, LLC., except to the extent of his pecuniary interest in such shares, if any.
(8)	Includes 12,000 shares held by the Poseley Family 2004 Revocable Trust. Ms. Poseley is a trustee and beneficiary under this trust. Ms. Poseley resigned her position as Chief Executive Officer and director on May 11, 2006.
(9)	Mr. Badovinus resigned his position as Chief Executive Officer on October 1, 2005 and as director on November 1, 2005.
(10)	Ms. Gierhart resigned her position as Executive Vice President—Marketing and Merchandising on May 11, 2006.
(11)	Ms. Sites-Reynolds resigned her position as Vice President—Inventory Management on March 3, 2006.
(12)	Includes 721,080 shares subject to options exercisable within 60 days of May 8, 2006 held by our executive officers and directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth information as to persons who currently serve as our executive officers.

Name	Age	Position
Ray Brunner	58	President and Chief Executive Officer

Ken La Honta	50	Vice President—Chief Financial Officer and Secretary

Michelle Carrara	39	Vice President—Merchandising

Suzanne Ewing	53	Vice President—Human Resources

Vivian Macdonald	39	Vice President—Finance and Company Controller

Robert Forbes, Jr.	54	Founder and Director

For information on Mr. Brunner and Mr. Forbes see “Proposal 1—Election of Directors.”

Ken La Honta.    Mr. La Honta has served as our Vice President—Chief Financial Officer and Secretary since October 2005. From May 2005 to September 2005, he served as our Chief Financial Officer. Prior to joining us, from April 2004 to May 2005, Mr. La Honta served as Chief Financial Officer of Dockers U.S.; from August 2003 to April 2004, he served as Chief Financial Officer of Levi Strauss North America; and from July 2002 to July 2003, he served as Controller of Levi Strauss North America, a privately held clothing wholesale and retail company. From June 1999 to May 2002, Mr. La Honta served as the Vice President of 800.com, a privately held home entertainment and consumer electronics e-commerce business. Mr. La Honta earned a B.S. in business administration from the University of California, Berkeley and completed the Advanced Management Program at Harvard University. Mr. La Honta is a Certified Public Accountant in the state of California.

Michelle Carrara.    Ms. Carrara has served as our Vice President—Merchandising since January 2006. Before joining us, from December 2002 to January 2006, Ms. Carrara served as Divisional Merchandise Manager of Textiles & Apparel for Pottery Barn Kids. From April 1991 to November 2002, Ms. Carrara served as Divisional Merchandise Manager of certain womens apparel for the Banana Republic segment of the Gap, a publicly traded retail clothing company. Ms. Carrara holds a B.A. in sociology from the University of California, Berkeley.

Suzanne Ewing.    Suzanne Ewing has served as our Vice President—Human Resources since January 2006. Prior to joining us, from February 2005 to November 2005, Ms. Ewing served as Vice President of Human Resources at Shopping.com, a online retailer. From October 1999 to February 2005, she served as Senior Director of Organizational Development and Senior Director of International HR & Global Shared Services at Maxtor & Aspect Communications. Ms. Ewing holds a M.S. degree in counseling and industrial psychology from the University of Northern Colorado-Greeley and a B.S. in business management from Regis University.

Vivian Macdonald.    Ms. Macdonald has served as our Vice President—Finance and Corporate Controller since March 2006. Prior to joining us, from April 2004 to March 2006, Ms. Macdonald served as Vice President, Corporate Controller for Thermage, a privately held medical device company. From November 2002 to January 2004, Ms. Macdonald served as Vice President, Corporate Controller for Restoration Hardware, Inc., a retail furniture and home goods company. From May 2000 to November 2002, Ms. Macdonald served as Director of Finance for Fair Isaac Corp., a financial services company. Ms. Macdonald holds a B.S. in accounting from Lehigh University. Ms. Macdonald is a Certified Public Accountant in the state of California.

Executive Compensation

The following table shows compensation earned during the fiscal years ended December 31, 2005, January 1, 2005 and December 27, 2003 by our former Chief Executive Officers and our four most highly compensated executive officers for 2005, other than the former Chief Executive Officers. We refer to these executives as the named executive officers in this Proxy Statement. The information in the table includes salaries, bonuses, stock options granted and other miscellaneous compensation.

Summary Compensation Table

	Fiscal Year	Annual Compensation		Long-Term Compensation	All Other Compensation
				Securities Underlying Options (#)
Name and Principal Position		Salary	Bonus
Tara Poseley	2005	$284,100	$—	—	—
Former President and Chief Executive Officer (1)	2004	$96,500	$29,230	175,000	—

Wayne Badovinus	2005	$338,200	$—	100,000	—
Former President and Chief Executive Officer (2)	2004	$400,000	$—	50,000	—
	2003	$346,500	$70,500	—	—

Robert Forbes, Jr.	2005	$250,000	$—	—	—
Founder	2004	$250,000	$—	—	—
	2003	$204,000	$47,000	—	—

Wanda Gierhart	2005	$247,930	$—	—	—
Former Executive Vice President—Marketing and Merchandising (3)	2004	$248,000	$50,625	100,000	—

Ray Brunner	2005	$223,200	$—	—	—
Former Executive Vice President—Studios and Real	2004	$205,000	$30,340	15,000	—
Estate (4)	2003	$190,000	$30,000	2,000	$8,400	(5)

Laura Sites-Reynolds	2005	$191,140	$—	—	—
Former Vice President—Inventory	2004	$160,000	$23,860	15,000	—
Management (6)	2003	$150,000	$28,200	2,000	—

(1)	Ms. Poseley resigned her position as President and Chief Executive Officer on May 11, 2006.
(2)	Mr. Badovinus resigned his position as President and Chief Executive Officer on October 1, 2005 and resigned from his position as a member of our board of directors in November 2005.
(3)	Ms. Gierhart resigned on May 11, 2006.
(4)	Mr. Brunner became our President and Chief Executive Officer on May 11, 2006.
(5)	Consists of temporary housing payments associated with Mr. Brunner’s relocation to Northern California upon joining us.
(6)	Ms. Sites-Reynolds resigned her position as Vice President—Inventory Management on March 3, 2006.

Option Grants in Fiscal Year 2005

The following table sets forth information regarding grants of stock options to each of the named executive officers during the fiscal year ended December 31, 2005. During the fiscal year ended December 31, 2005, we granted stock options to purchase 749,250 shares of common stock to employees. All options were granted at the fair market value of our common stock, as determined by our board of directors, on the date of grant.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Shares of Common Stock Underlying Options Granted (1)	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date
					5%	10%
Tara Poseley	—	—	—	—	—	—
Wayne Badovinus (3)	100,000	13.35%	$16.30	3/23/2015	$81,500	$163,000
Robert Forbes, Jr.	—	—	—	—	—	—
Wanda Gierhart	—	—	—	—	—	—
Ray Brunner	—	—	—	—	—	—
Laura Sites-Reynolds	—	—	—	—	—	—

(1)	Options vest in equal monthly installments over four years from the date of grant. Options may be exercised prior to the time such options are vested. All unvested shares are subject to repurchase by us at the exercise price paid for such shares.
(2)	Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts representing hypothetical gains are those that could be achieved if options are exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the SEC and do not represent our estimate or projection of the future stock price.
(3)	These options were cancelled on November 21, 2005 in connection with Mr. Badovinus’ resignation as Chief Executive Officer.

Aggregated Option Exercises in Fiscal Year 2005 and Option Values at December 31, 2005

The following table sets forth the number of shares of common stock subject to exercisable and unexercisable stock options held as of December 31, 2005 by each of the named executive officers. The value realized is the amount the shares were sold for as of that date less the per share exercise price, and the value of unexercised in-the-money options at December 31, 2005 is calculated based on $5.30, the fair market value of the underlying shares of our common stock on December 30, 2005 (the last trading day of fiscal year 2005), less the per share exercise price, multiplied by the number of shares issued upon exercise of the options.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (1)			Value of Unexercised In-the-Money Options at Fiscal Year-End
			Exercisable		Unexercisable	Exercisable	Unexercisable
Tara Poseley	—	—	58,332		116,668	—	—
Wayne Badovinus	250,000	$3,582,750	245,832	(2)	—	$1,075,000	—
Robert Forbes, Jr.	47,773	$684,635	—		—	—	—
Wanda Gierhart	—	—	100,000		—	—	—
Ray Brunner	—	—	69,227	(3)	—	$250,567	—
Laura Sites-Reynolds	—	—	43,192	(4)	—	$128,202	—

(1)	The options set forth in the table are exercisable immediately upon the date of grant and vest in equal monthly installments over four years from the date of grant. These options may be exercised prior to the time such options are vested. All unvested shares are subject to repurchase by us at the exercise price paid for such shares.
(2)	Includes 27,070 shares underlying options that were subject to repurchase by us as of December 31, 2005.
(3)	Includes 19,149 shares underlying options that were subject to repurchase by us as of December 31, 2005.
(4)	Includes 10,246 shares underlying options that were subject to repurchase by us as of December 31, 2005.

Equity Compensation Plan Information

The following table sets forth information regarding all of our equity compensation plans as of December 31, 2005.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,716,640	$7.98	661,408	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	1,716,640	$7.98	661,408	(1)

(1)	Includes 243,509 shares of our common stock available for issuance under our Employee Stock Purchase Plan.

Offer of Employment Letters

We are a party to an offer of employment letter dated April 14, 2005 with Mr. La Honta. The letter provides that within one year of a change of control of the Company, if Mr. La Honta is terminated for any reason other than for cause, all of his unvested options shall become immediately vested and exercisable and Mr. La Honta would be paid twelve months base salary as a salary continuance. The letter also provides that if the Company terminates the employment of Mr. La Honta for any reason other than for cause, he would be paid twelve months base salary as a salary continuance.

Employee Benefit Plans

1999 Stock Plan

In January 1999, we adopted our 1999 Stock Plan, which was approved by our stockholders in January 1999. The plan allows us to issue incentive and nonstatutory stock options and make restricted stock awards. Our employees, outside directors and consultants are eligible to receive awards under the plan, but only employees may receive incentive stock options. We reserved a total of 3,100,000 shares of our common stock for issuance under the plan. As of May 8, 2006, there were 77,782 shares of our common stock available for issuance under the plan. We do not intend to make any further issuances under the plan. The plan is administered by our board of directors, or a committee of our board appointed by the board to administer the plan. The board of directors or the committee administering the plan selects the participants who will receive awards and determines the terms and conditions of such awards. Our incentive and nonstatutory stock options and our restricted stock are generally subject to special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the board of directors may determine.

In the event of certain corporate transactions, such as a merger or consolidation, the plan provides for: (1) the continuation of the outstanding options by us if we are the surviving corporation; (2) the assumption of the 1999 Stock Plan and the outstanding options by the surviving corporation or its parent; (3) the substitution by the surviving corporation or its parent of options with substantially the same terms; or (4) the cancellation of the outstanding options without payment of any consideration. In the event of a change in control, the plan provides that: (a) each outstanding restricted stock award will vest if the repurchase right is not assigned to the entity that employs the award holder immediately after the change in control or its parent or subsidiary; and (b) each outstanding option will become exercisable in full if such options do not remain outstanding, are not assumed by the surviving corporation or its parent and the surviving corporation or its parent does not substitute options with substantially the same terms for such options. A change in control means: (i) the consummation of our merger or consolidation with or into another entity or any other corporate reorganization, if persons who were not our stockholders immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or (ii) the sale, transfer or other disposition of all or substantially all of our assets.

Employee Stock Purchase Plan

In March 2004, our board of directors adopted our Employee Stock Purchase Plan and it was approved by our stockholders in April 2004. The plan is designed to allow our eligible employees to purchase shares of common stock, at semi-annual intervals, with their accumulated payroll deductions.

We initially reserved a total of 300,000 shares of our common stock for issuance under the plan. The reserve automatically increases on each December 31 during the term of the plan by an amount equal to the lesser of (1) 100,000 shares or (2) a lesser amount determined by the board of directors. As of May 8, 2006, there were 234,695 shares of common stock available for issuance under the plan.

The plan generally will have a series of successive consecutive, overlapping offering periods. Each offering period will be comprised of two 6-month purchase periods.

Individuals whose customary employment is for more than 20 hours per week and who have been continuously employed by us for at least six months are eligible to participate in the plan. Participants may contribute up to 15% of their cash earnings through payroll deductions, and the accumulated deductions will be applied to the purchase of shares on each semi-annual purchase date. The purchase price per share will be equal to 85.0% of the fair market value per share on the participant’s entry date into the offering period or, if lower, 85.0% of the fair market value per share on the semi-annual purchase date.

If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of the 12-month offering period, then that offering period will automatically terminate, and a new 12-month offering period will begin on the next business day. All participants in the terminated offering will be transferred to the new offering period.

In the event of a proposed sale of all or substantially all of our assets, or our merger with or into another company, the outstanding rights under the plan will be assumed or an equivalent right substituted by the successor company or its parent. If the successor company or its parent refuses to assume the outstanding rights or substitute an equivalent right, then all outstanding purchase rights will automatically be exercised prior to the effective date of the transaction. The purchase price will be equal to 85.0% of the market value per share on the participant’s entry date into the offering period in which an acquisition occurs or, if lower, 85.0% of the fair market value per share on the date the purchase rights are exercised.

The plan will terminate no later than the tenth anniversary of the plan’s initial adoption by the board of directors.

401(k) Plan

Effective in 2000, we adopted the Design Within Reach 401(k) plan covering our employees. The 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended, so that the contributions to the 401(k) plan by employees, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) plan, and so that contributions by us, if any, will be deductible by us for federal income tax purposes when made. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan. The 401(k) plan permits, but does not require additional matching contributions to the 401(k) plan by us on behalf of all participants in the 401(k) plan. During fiscal year 2005, we made no contributions to the 401(k) plan.

Compensation Committee Interlocks and Insider Participation

Edward Friedrichs and Hilary Billings serve on the compensation committee of our Board of Directors. No interlocking relationship exists between any member of the compensation committee and any member of any other company’s board of directors or compensation committee.

PERFORMANCE GRAPH

The following graph illustrates a comparison of the total cumulative stockholder return on our common stock since June 30, 2004 to two indices: the Nasdaq Composite Index, U.S. Companies, and the Nasdaq Retail Trade Index. The graph assumes an initial investment of $100 on June 30, 2004. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

Comparison of 18 Month Cumulative Total Return on Investment Since June 30, 2004*

Among Design Within Reach, Inc.,

The Nasdaq Stock Market (U.S. & Foreign) Index

and The Nasdaq Retail Trade Index

* $100 invested on 6/30/04 in stock or index, including reinvestment of dividends.

	6/30/2004	12/31/2004	12/30/2005
Design Within Reach, Inc.	100.00	88.56	32.26
Nasdaq Stock Market (U.S. & Foreign)	100.00	100.78	120.69
Nasdaq Retail Trade	100.00	107.14	110.05

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation committee is composed of two directors of our Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. The compensation committee receives and approves each of the elements of the executive compensation program of our company and continually assesses the effectiveness and competitiveness of the program. In addition, the compensation committee administers the stock option program and other key provisions of the executive compensation program and reviews with our Board of Directors all aspects of the compensation structure for our company’s executives. Set forth below in full is the Report of the Compensation Committee regarding compensation paid by us to our executive officers during 2005.

Compensation Philosophy

Our executive compensation program is based upon a pay-for-performance philosophy. The executive compensation program is designed to provide value to the executive based on the extent of individual performance, our performance versus budgeted earnings targets and other financial measures, our longer-term financial performance and total return to stockholders. Under this program design, only when expectations are exceeded can incentive payments exceed targeted levels.

Elements of the Executive Compensation Program

Base Salary.    As a general matter, the base salary for each executive is initially established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience, prior salary and competitive salary information. Year-to-year adjustments to each executive officer’s base salary is determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on our company’s business results, current salary in relation to the salary range designated for the job, experience and potential for advancement.

Annual Incentive Bonuses.    Payments under our annual performance incentive bonus plan are based on achieving personal and corporate goals. Key performance criteria for evaluating executive officers include business and financial objectives, and people and organizational goals, as well as other relevant factors as determined by us with input from the company’s senior management. These criteria change from year to year. Use of corporate goals establishes a direct link between the executive’s pay and our financial success. The annual incentive bonus opportunity for executives, including the President and Chief Executive Officer, is generally targeted at 40% of salary.

Long-Term Incentives.    Our long-term incentives will be primarily in the form of stock option awards. The objective of these awards is to advance our longer-term interests and those of our stockholders and to complement incentives tied to annual performance. These awards will provide rewards to executives based upon the creation of incremental stockholder value.

Stock options will only produce value to executives if the price of our stock appreciates, thereby directly linking the interests of executives with those of stockholders. The number of stock options granted will be based on the grade level of an executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our success. The executive’s right to the stock options will generally vest over a four-year period and each option will be exercisable over a ten-year period following its grant unless the executive’s employment terminates prior to such date.

CEO Compensation

The base salary of Tara Poseley, our former President and Chief Executive Officer was established pursuant to an approval made by the compensation committee. The compensation committee believes that the total compensation of our former President and Chief Executive Officer was largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the compensation committee reviews the Chief Executive Officer’s compensation arrangement, the individual performance for the calendar year under review, as well as our company’s performance.

The compensation committee approved a base salary for Ms. Poseley of $375,000 during fiscal year 2005. No stock options were granted to Ms. Poseley in fiscal 2005. No bonuses were approved by the compensation committee in fiscal 2005.

Wayne Badovinus’ base salary was established pursuant to his offer of employment letter. No bonuses were approved by the compensation committee in fiscal 2005. The compensation committee approved an increase in Mr. Badovinus’ base salary for fiscal year 2005 to $420,000, from $400,000 in fiscal year 2004. Additionally, in March 2005, Mr. Badovinus was granted an option to purchase 100,000 shares of our common stock pursuant to our 2004 Equity Incentive Award Plan. The option has an exercise price of $16.30 and a ten-year term and will vest in three equal annual installments commencing on the first anniversary of the grant date. However, upon his resignation and leave from the Company on October 1, 2005, 100,000 stock options with an exercise price of $16.30, pursuant to our 2004 Equity Incentive Award Plan; 29,168 stock options with an exercise price of $7.00 and 25,000 stock options with an exercise price of $0.60, pursuant to our 1999 Equity Incentive Award Plan, were cancelled.

Section 162(m) Compliance

Section 162(m) of the Code generally limits the tax deductions a public corporation may take for compensation paid to its Named Executive Officers to $1 million per executive per year. Performance based compensation tied to the attainment of specific goals is excluded from the limitation. Our stockholders have previously approved the 1999 stock plan and the 2004 equity incentive plan, qualifying stock options under these plans as performance-based compensation exempt from the Section 162(m) limits. Other awards under these plans also may qualify as performance-based compensation in the discretion of the compensation committee. In addition, the compensation committee intends to evaluate our executive compensation policies and benefit plans during the coming year to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of our stockholders.

Conclusion

Through the programs described above, a significant portion of our compensation program and realization of its benefits is contingent on both our company and individual performance.

The foregoing report has been furnished by the compensation committee.

Edward Friedrichs, Chairman

Hilary Billings

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other Transactions

JH Partners, LLC Transactions.    Since November 2000, we have leased space on a month-to-month basis for our San Francisco studio facility from JH Partners, LLC, a San Francisco-based private equity firm. John Hansen, Chairman of the Board of Directors, is President of JH Partners, LLC. We paid $100,800 in aggregate rental payments under this lease for each of fiscal years 2002 and 2003 and 2004.

Mr. Badovinus, our former President and Chief Executive Officer, serves as a senior operating partner for JH Partners, LLC. As a senior operating partner, Mr. Badovinus participates in deal origination, the due diligence process and as a director of some of JH Partners portfolio companies.

We believe that we have executed all of the transactions set forth above on terms no less favorable to us than terms we could have obtained from unaffiliated third parties.

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve our Amended and Restated 2004 Equity Incentive Award Plan (the “2004 Plan”). Our board of directors approved the amended and restated 2004 Plan on May 8, 2006, subject to stockholder approval. The amended and restated 2004 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

The principal features of the 2004 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2004 Plan itself, which is attached to this proxy statement as Appendix A.

General

We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. The existing 2004 Plan was first adopted by our board of directors and approved by our stockholders in March 2004. As of May 8, 2006, awards covering an aggregate of 853,253 shares were outstanding under the 2004 Plan, and 46,762 shares (plus any shares that might in the future be returned to the 2004 Plan as a result of terminations or expirations of awards) remained available for future grants. The closing share price for our common stock on The Nasdaq National Market on May 8, 2006 was $5.91.

Approval of this Proposal 2 is intended to enable us to achieve the following objectives:

•	Continuing to have adequate shares available under our primary stock award plan. As explained in greater detail below, if this Proposal 2 is approved by the stockholders, a maximum of 2,100,000 shares may become available for issuance under the 2004 Plan. The increase in shares has been necessitated by the hiring of new employees and by the grant of additional stock awards to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

•	Being able to attract, hire, retain and motivate the highest caliber of high skilled employees and directors. Equity compensation remains a critical component of compensation in the industry in which we operate, and we believe that our ability to provide equity compensation provides a key competitive edge in attracting, retaining and motivating highly skilled employees and directors. Being able to continue to compete in the marketplace to hire, retain and motivate the many highly skilled personnel needed is essential to achieving our goals.

•	Maintaining a competitive stock-based incentive program with flexibility regarding types of equity awards, encouraging share ownership, linking equity awards to our performance and aligning the interests of employees, directors and stockholders. The 2004 Plan provides for various types of equity awards: incentive and nonstatutory stock options, restricted stock and deferred stock, stock appreciation rights, performance awards, stock payments and dividend equivalents. The variety of stock awards available under the 2004 Plan affords us the flexibility to design stock awards that link employee and company performance. At this time, we believe that stock options priced at the fair market value of the common stock on the date of grant strongly align employee and director interests with our performance and stockholder interests. The 2004 Plan provides us with the flexibility needed to design and use other forms of equity compensation based on business conditions and/or competitive changes in equity compensation practices.

•	Furtherance of compensation and governance best practices. The 2004 Plan includes several provisions intended to protect stockholders and reflect corporate governance best practices. For example, the 2004 Plan, as amended and restated, does not have an evergreen feature to provide for annual automatic replenishment of available shares without stockholder approval.

Proposed Amendments

Increase to Share Reserve.    Our stockholders are now being asked to approve an amendment to the 2004 Plan which will provide that the number of shares of our common stock reserved for issuance under the 2004 Plan will be increased by 1,200,000 shares to 2,100,000 shares. In addition, the amended and restated 2004 Plan will have a new ten-year term and the provisions related to the automatic increases to the share reserve will be removed.

A total of 500,000 shares of our common stock were initially reserved for issuance pursuant to awards granted under the 2004 Plan. In addition, under the existing 2004 Plan, the number of shares reserved for issuance pursuant to awards under the 2004 Plan would, absent the amendment and restatement, automatically increase by the lesser of 200,000 shares or the amount determined by the Board of Directors, on each January 1 during the term of the 2004 Plan, beginning on January 1, 2005 and continuing until, and including, January 1, 2014. The number of shares reserved for issuance under the 2004 Plan automatically increased by 200,000 on each of January 1, 2005 and January 1, 2006. These increases are included in the total number of shares currently reserved for issuance under the 2004 Plan, as described above.

Provisions Regarding Compliance with Section 409A of the Code.    The amended and restated 2004 plan includes provisions regarding compliance with Section 409A of the Internal Revenue Code (the “Code”) with respect to awards that constitute non-qualified deferred compensation, such as deferred stock awards.

Extension of Term of Plan.    The amended and restated 2004 Plan will have a new ten-year term extending through April 2016.

The 2004 Plan is not being amended in any respect other than to reflect the changes described above.

Purposes

The purpose of the 2004 Plan is to promote the success and enhance our value by linking the personal interests of members of our board of directors and our employees and the employees of our subsidiaries to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2004 Plan is further intended to provide us with flexibility in our ability to motivate, attract and retain the services of members of our board of directors and our employees and the employees of our subsidiaries upon whose judgment, interest and special effort we rely.

Securities Subject to the 2004 Plan

Assuming approval of this Proposal 2, the number of shares of our common stock that may be issued pursuant to awards granted under the 2004 Plan shall not exceed, in the aggregate, 2,100,000 shares.

To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award will be available for future grant under the 2004 Plan. In addition, shares which are delivered to us by a participant or withheld by us to satisfy the grant or exercise price of an award or in satisfaction of tax withholding obligations will be available for future grant under the 2004 Plan.

Administration

The compensation committee of our board of directors will administer the 2004 Plan. To administer the 2004 Plan, our compensation committee must consist of at least two members of our board of directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act, and, an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code, or the Code. Subject to the terms and conditions of the 2004 Plan, our compensation committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2004 Plan. Our compensation committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2004 Plan. Our board of directors may at any time abolish the compensation committee and revest in itself the authority to administer the 2004 Plan.

Our compensation committee or our board of directors may (1) delegate to a committee of one or more members of our board of directors who are not “outside directors” for the purposes of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (a) not then “covered employees” within the meaning of Section 162(m) and are not expected to be covered employees at the time of recognition of income resulting from such award or (b) not persons with respect to whom we wish to comply with Section 162(m) and/or (2) delegate to a committee of one or more members of our board of directors who are not “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act the authority to grant awards under the 2004 Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility

Our employees, consultants and directors and the employees of our subsidiaries are eligible to receive awards under the 2004 Plan. As of December 31, 2005, we had approximately 270 employees and consultants, and we currently have seven directors, five of whom are non-employee directors. Our compensation committee determines which employees, consultants and directors will be granted awards. No person is entitled to participate in the 2004 Plan as a matter of right nor does any such participation constitute assurance of continued employment or service with us. Only those employees, consultants and directors who are selected to receive grants by our compensation committee may participate in the 2004 Plan. However, non-employee members of our board of directors are eligible to receive certain automatic option grants pursuant to a director compensation policy adopted by our board of directors. These automatic grants are described above under “Compensation of Directors.”

Awards Under the 2004 Plan

The 2004 Plan provides that our compensation committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options, or NQSOs, will provide for the right to purchase shares of our common stock at a specified price which may not be less than the par value of a share of our common stock on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by our compensation committee, but such term may not exceed 10 years.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a share of our common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner,” the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a share of our common stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be granted to participants and made subject to such restrictions as may be determined by our compensation committee. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions are not met. Our compensation committee shall establish the purchase price, if any, and form of payment for each restricted stock award. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by our compensation committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, shares issuable pursuant to a deferred stock award will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by our compensation committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by our compensation committee in the SAR agreements. Our compensation committee may elect to pay SARs in cash or in shares of our common stock or in a combination of both.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Stock Payments may be authorized by our compensation committee in the form of shares of our common stock or an option or other right to purchase shares of our common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

Our compensation committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. Our compensation committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net earnings (either before or after interest, taxes, depreciation and amortization;

•	net losses;

•	sales or revenue;

•	operating earnings;

•	operating cash flow;

•	return on net assets;

•	return on stockholders’ equity;

•	return on assets;

•	return on capital;

•	stockholder returns;

•	gross or net profit margin;

•	earnings per share;

•	price per share of our common stock; or

•	market share.

The maximum number of shares which may be subject to awards granted under the 2004 Plan to any individual in any calendar year may not exceed 500,000 shares of common stock.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

Exercise Price.    Our compensation committee determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NQSOs.

Exercise of Option; Form of Consideration.    Our compensation committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2004 Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), broker-assisted cashless exercise or any combination thereof.

Term of Option.    The term of options granted under the 2004 Plan may be no more than ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment.    If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2004 Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability.    If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death.    Under the 2004 Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after the date of death to the extent the options are exercisable on the date of death, but in no event may the option be exercised after the expiration of its term.

Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2004 Plan as may be determined by our compensation committee.

Awards Not Transferable

Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Our compensation committee may allow awards other than ISOs to be transferable to certain permitted transferees (i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If our compensation committee makes an award transferable, such award shall contain such additional terms and conditions as our compensation committee deems appropriate.

Adjustments Upon Changes in Capitalization

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our common stock, our compensation committee will make appropriate adjustments in the number and type of shares of stock subject to the 2004 Plan, the terms and conditions of any award outstanding under the 2004 Plan, and the grant or exercise price of any such award.

In the event of a change of control, each outstanding award may be assumed or an equivalent award may be substituted by the successor (or its parent or subsidiary). In the event of a change of control where the successor (or its parent or subsidiary) does not assume awards granted under the 2004 Plan or substitute equivalent awards, awards issued under the 2004 Plan will be subject to accelerated vesting such that 100% of such awards will become vested and exercisable or payable, as applicable. In the event of a change of control where the successor (or its parent or subsidiary) assumes awards granted under the 2004 Plan, outstanding awards will become fully vested and exercisable or payable, as applicable, if the employment or service of the holder of any such award is terminated in connection with the change of control or within two years following such change of control by the successor (or its parent or subsidiary) without cause or by the holder for good reason.

Under the 2004 Plan, a change of control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company;

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities;

•	during any two-year period, a majority of the members of our board of directors (together with any new directors whose election is approved by a vote of at least two-thirds of the directors then in office) cease to serve as directors; or

•	the sale or other disposition of all or substantially all of the assets of the company; or

•	our stockholders approve a liquidation or dissolution of the company.

Amendment and Termination of the 2004 Plan

With the approval of our board of directors, our compensation committee may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the 2004 Plan requires stockholder approval for any amendment to the 2004 Plan to the extent necessary to comply with applicable laws, rules and regulations, for any increase in the number of shares available for issuance under the 2004 Plan, any award of a stock option with an exercise price per share less than the fair market value per share of our common stock on the date of grant or any extension of the exercise period of a stock option beyond ten years. No action by our board of directors, our compensation committee or our stockholders may alter or impair any award previously granted under the 2004 Plan without the consent of the holder. Unless terminated earlier, and assuming approval of this Proposal 2, the 2004 Plan shall terminate in May 2016.

Securities Laws

The 2004 Plan is intended to conform with all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2004 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax Consequences Associated with the 2004 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options.    For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gain or loss.

Incentive Stock Options.    There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of common stock are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights.    In the case of SARs granted with an exercise price equal to the fair market value of our common stock on the date of grant, no taxable income is realized upon the receipt of the SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

Restricted Stock.    An employee to whom restricted stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount.

Deferred Stock.    An individual to whom deferred stock is issued will not have taxable income upon issuance and we will not then be entitled to a deduction. An individual to whom deferred stock is issued will generally realize ordinary income at the time the shares issuable with respect to the deferred stock award are distributed to the employee in an amount equal to the fair market value of such shares (less any purchase price), and we will be entitled to a corresponding deduction.

Dividend Equivalents.    A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments.    A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2004 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2004 Plan in such a manner that our compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A.    Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2004 Plan are subject to the requirements of Section 409A in form and in operation. For example, deferred stock awards and other awards that provide for deferred compensation will be subject to Section 409A.

If a 2004 Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

The following table sets forth information as of May 8, 2006 about prior grants under the 2004 Plan to our executive officers, directors and employees.

Amended and Restated 2004 Equity Incentive Award Plan

Name and Position	Number of Units
Ray Brunner President and Chief Executive Officer	—
Tara Poseley Former President and Chief Executive Officer (1)(2)	175,000
Wayne Badovinus Former President and Chief Executive Officer (3)	100,000
Robert Forbes, Jr. Founder (1)	—
Wanda Gierhart Former Executive Vice President—Marketing and Merchandising (1)(4)	—
Laura Sites-Reynolds Former Vice President—Inventory Management (5)	—
All Executive Officers as a Group (6)	200,000
All Non-Executive Directors as a Group (7)	75,000
All Non-Executive Officer Employees as a Group (8)	527,500

(1)	As of May 8, 2006, under the 2004 Plan, our President and Chief Executive Officer, our former President and Chief Executive Officers and our three most highly compensated executive officers other than our President and Chief Executive Officers and for the most recent fiscal year have not received option grants and awards of restricted stock. All future grants under the 2004 Plan to these executives are within the discretion of our compensation committee and the benefits of such grants are, therefore, not determinable.
(2)	Ms. Poseley resigned in May 2006, and therefore is no longer eligible to participate in any future grants. Ms. Poseley held options to purchase 175,000 shares of common stock as of May 8, 2006 granted under the 2004 Plan.
(3)	Mr. Badovinus resigned in October 2005, and therefore is no longer eligible to participate in any future grants. Mr. Badovinus did not hold options to purchase shares of common stock as of May 8, 2006 granted under the 2004 Plan.
(4)	Ms. Gierhart resigned in May 2006, and therefore is no longer eligible to participate in any future grants.
(5)	Ms. Sites-Reynolds resigned in March 2006, and therefore is no longer eligible to participate in any future grants.
(6)

As of May 8, 2006, our executive officers as a group have received options to purchase an aggregate of 200,000 shares under the 2004 Plan. All future grants under the 2004 Plan to our executive officers are within the discretion of our compensation committee and the benefits of such grants are, therefore, not determinable.
(7)	Our non-employee directors as a group are eligible to receive automatic grants under the 2004 Plan pursuant to a director compensation policy adopted by our board of directors, as described above under “Compensation of Directors.” Under the 2004 Plan, except for Mr. Hansen, our non-employee directors did not receive options to purchase shares in 2005.
(8)	As of May 8, 2006, our non-executive officer employees as a group have received options to purchase an aggregate of 327,500 shares under the 2004 Plan. All future grants under the 2004 Plan to our non-executive officer employees are within the discretion of our compensation committee and the benefits of such grants are, therefore, not determinable.

Required Vote

The affirmative vote of a majority of the votes represented by the common stock present in person or by proxy and entitled to vote on this proposal at the annual meeting is required for approval of the proposed amendment and restatement of the 2004 Plan. For purposes of the vote on the proposed amendment and restatement of the 2004 Plan, abstentions will have the same effect as votes against the proposed amendment and restatement of the 2004 Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

Recommendation of the Board of Directors

Our board of directors recommends that the stockholders vote FOR the approval of the Amended and Restated 2004 Equity Incentive Award Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Board of Directors and audit committee have selected Grant Thornton LLP as our independent auditors for the year ending December 30, 2006 and has directed that management submit the selection of independent auditors to the stockholders for ratification at the Annual Meeting. Grant Thornton LLP has audited our financial statements since the fiscal year ending December 31, 1999 through the fiscal year ending December 31, 2005. Representatives of Grant Thornton LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholders are not required to ratify the selection of Grant Thornton LLP as our independent auditors. However, we are submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If you fail to ratify the selection, our Board of Directors and the audit committee will reconsider whether or not to retain Grant Thornton LLP. Even if the selection is ratified, our Board of Directors and the audit committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP.

Independent Auditor Fee Information

The fees billed by our independent auditors, Grant Thornton LLP, for 2005 and 2004 for professional services are as follows:

Audit Fees

Fees for audit services totaled approximately $1,369,000 in 2005 and $449,000 in 2004 and include fees for the audit of our annual financial statements for 2005 and 2004, the review of our interim period financial statements for 2005 and 2004 included in our Form 10-Qs and our annual reports on Form 10-K, review of our Form 10-Qs, services related to the secondary offering conducted in March 2005 and our initial public offering conducted in June 2004 and related services that are normally provided in connection with regulatory filings or engagements.

Audit-Related Fees

Fees for audit-related services totaled approximately $20,000 in 2005 and $11,000 in 2004 for services related to the audit of our 401(k) plan.

Tax Fees

Fees for tax compliance, tax advice and tax planning services totaled approximately $115,000 in 2005 and $20,000 in 2004.

All Other Fees

We did not engage Grant Thornton LLP to perform services other than those described above in 2005 and 2004.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Auditors

Our audit committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent auditors will be pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Grant Thornton LLP as our independent auditor for the fiscal year ending December 30, 2006.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, officers and beneficial owners of ten percent or more of our common stock (“Reporting Persons”) are required to report to the Securities and Exchange Commission on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock. Based solely on our review of such forms received and the written representations of our Reporting Persons, we have determined that no Reporting Person known to us was delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act, except for the following: Wayne Badovinus, Ken La Honta, Carmela Krantz, Ray Brunner, Vincent Barriero, and Laura Sites-Reynolds each filed one late report covering one transaction during fiscal year 2005.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2007 must be received by us no later than January 26, 2007, which is 120 days prior to the first anniversary of the mailing date of the proxy, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in the proxy statement. Under our Amended and Restated Bylaws, a stockholder who wishes to make a proposal at the 2007 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than February 23, 2007 and no later than March 25, 2007 unless the date of the 2007 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of the 2006 Annual Meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2007 Annual Meeting may exercise discretionary voting power regarding any such proposal. All such proposals of stockholders must also satisfy the conditions for such proposals set forth in our Amended and Restated Bylaws. Stockholders are advised to review our Amended and Restated Bylaws, which contain requirements with respect to advance notice of stockholder proposals and director nominations.

ANNUAL REPORT

Our Annual Report for the fiscal year ended December 31, 2005 will be mailed to stockholders of record on or about May 26, 2006. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

If any person who was a beneficial owner of our common stock on the Record Date, a copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to Design Within Reach, Inc., 225 Bush Street, 20th Floor, San Francisco, California 94104, Attention: Secretary.

OTHER BUSINESS

Our Board of Directors does not know of any matter to be presented at our Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Ray Brunner

Ray Brunner President and Chief Executive Officer

Dated: May 26, 2006

Appendix A

DESIGN WITHIN REACH, INC.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

1.1 GENERAL. The purpose of the Design Within Reach, Inc. Amended and Restated 2004 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Design Within Reach, Inc. (the “Company”) by linking the personal interests of the members of the Board, employees, officers, and executives of the Company and any Subsidiary, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1 DEFINITIONS. The following words and phrases shall have the following meanings:

(a) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” unless otherwise defined in an employment or services agreement between the Participant and the Company or a Subsidiary, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Board, and its determination shall be conclusive and binding.

(e) “Change of Control” means and includes each of the following:

(1) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of voting securities pursuant to a transaction described in clause (3) below that would not be a Change of Control under clause (3);

Notwithstanding the foregoing, neither of the following events shall constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4) the Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the committee of the Board described in Article 13.

(h) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(i) “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

(j) “Disability” means, for purposes of this Plan, that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

(k) “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(l) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(2) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(o) “Good Reason” means the occurrence of any of the following events or conditions and the failure of the successor corporation to cure such event or condition within 30 days after receipt of written notice from the Participant:

(1) a change in the Participant’s status, position or responsibilities (including reporting responsibilities) that, in the Participant’s reasonable judgment, represents a substantial reduction in the status, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities that, in the Participant’s reasonable judgment, are materially inconsistent with such status, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant’s employment for Cause, as a result of his or her Disability or death, or by the Participant other than for Good Reason;

(2) a material reduction in the Participant’s annual base salary, except in connection with a general reduction in the compensation of the successor corporation’s personnel with similar status and responsibilities;

(3) the successor corporation’s requiring the Participant (without the Participant’s consent) to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change of Control, except for reasonably required travel on the successor corporation’s business that is not materially greater than such travel requirements prior to the Change of Control;

(4) the successor corporation’s failure to provide the Participant with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Change of Control;

(5) any material breach by the successor corporation of its obligations to the Participant under the Plan or any substantially equivalent plan of the successor corporation; or

(6) any purported termination of the Participant’s employment or service relationship for Cause by the successor corporation that is not in accordance with the definition of Cause under the Plan.

(p) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(q) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(r) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(s) “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(t) “Participant” means a person who, as a member of the Board, consultant to the Company or Employee, has been granted an Award pursuant to the Plan.

(u) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(v) “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), net losses, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(w) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(x) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(y) “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(z) “Plan” means this Design Within Reach, Inc. Amended and Restated 2004 Equity Incentive Award Plan, as it may be amended from time to time.

(aa) “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(bb) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

(cc) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

(dd) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

(ee) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ff) “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

(gg) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 NUMBER OF SHARES.

(a) Subject to Article 12, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 2,100,000 shares, subject to Article 12 and Section 3.1(b).

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

3.2 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any calendar year shall be 500,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 ELIGIBILITY.

(a) GENERAL. Persons eligible to participate in this Plan include Employees, consultants to the Company and all members of the Board, as determined by the Committee.

(b) FOREIGN PARTICIPANTS. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price per share for any Option shall not be less than par value per share of the Stock on the date of grant.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than six months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

(d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within Section 424(f) of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2 in addition to the requirements of Section 5.1:

(a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) EXPIRATION OF OPTION. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(1) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2) One year after the date of the Participant’s termination of employment or service on account of Disability or death, unless in the case of death a shorter or longer period is designated in the Award Agreement. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) TRANSFER RESTRICTION. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option or (2) one year after the transfer of such shares of Stock to the Participant.

(f) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 REPURCHASE OR FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Committee shall determine; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2 COUPLED STOCK APPRECIATION RIGHTS.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3 INDEPENDENT STOCK APPRECIATION RIGHTS.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4 PAYMENT AND LIMITATIONS ON EXERCISE.

(a) Payment of the amounts determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1 PERFORMANCE SHARE AWARDS. Any Participant selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of shares of Stock or in a dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 DIVIDEND EQUIVALENTS.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.3 STOCK PAYMENTS. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.4 DEFERRED STOCK. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.5 TERM. The term of any Award of Performance Shares, Dividend Equivalents, Stock Payments or Deferred Stock shall be set by the Committee in its discretion.

8.6 EXERCISE OR PURCHASE PRICE. The Committee may establish the exercise or purchase price of any Award of Performance Shares, Deferred Stock or Stock Payments; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

8.7 EXERCISE UPON TERMINATION OF EMPLOYMENT OR SERVICE. An Award of Performance Shares, Dividend Equivalents, Deferred Stock and Stock Payments shall only be exercisable or payable while the Participant is an Employee, consultant to the Company or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Dividend Equivalents, Stock Payments or Deferred Stock may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.8 FORM OF PAYMENT. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.9 AWARD AGREEMENT. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1 PURPOSE. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 APPLICABILITY. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 PROCEDURES WITH RESPECT TO PERFORMANCE-BASED AWARDS. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 PAYMENT OF PERFORMANCE-BASED AWARDS. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance- Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5 ADDITIONAL LIMITATIONS. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1 AWARDS SUBJECT TO CODE SECTION 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 10.

10.2 DISTRIBUTIONS UNDER A SECTION 409A AWARD.

(a) Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i) the Participant’s separation from service, as determined by the Secretary of the Treasury;

(ii) the date the Participant becomes disabled;

(iii) the Participant’s death;

(iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary; or

(vi) the occurrence of an unforeseeable emergency with respect to the Participant.

(b) In the case of a Participant who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3 PROHIBITION ON ACCELERATION OF BENEFITS. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4 ELECTIONS UNDER SECTION 409A AWARDS.

(a) Any deferral election provided under or with respect to an Award to any Employee, consultant or member of the Board, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i) In the case of the first year in which an Employee, consultant or member of the Board or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Employee, consultant or member of the Board, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii) In the case of any performance-based compensation based on services performed by an Employee, consultant or member of the Board, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i) such subsequent election may not take effect until at least twelve months after the date on which the election is made,

(ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5 COMPLIANCE IN FORM AND OPERATION. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 11

PROVISIONS APPLICABLE TO AWARDS

11.1 STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2 AWARD AGREEMENT. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

11.3 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

11.4 BENEFICIARIES. Notwithstanding Section 11.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

11.5 STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 12

CHANGES IN CAPITAL STRUCTURE

12.1 ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

12.2 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor (or its parent or subsidiary), such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 12.2, this Section 12.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. Except as otherwise provided in the Agreement evidencing the Award, any such Awards that are assumed or replaced in a Change of Control and do not otherwise accelerate at that time shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse in the event that the Participant’s employment or service relationship with the successor (or its parent or subsidiary) should terminate (i) in connection with the Change of Control or (ii) subsequently within two years following such Change of Control, unless such employment or service relationship is terminated by the successor (or its parent or subsidiary) for Cause or by the Participant voluntarily without Good Reason.

12.3 OUTSTANDING AWARDS – CERTAIN MERGERS. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

12.4 OUTSTANDING AWARDS – OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 12, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

12.5 NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 13

ADMINISTRATION

13.1 COMMITTEE. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not outside directors,” within the meaning of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

13.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.3 AUTHORITY OF COMMITTEE. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 DECISIONS BINDING. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 14

EFFECTIVE AND EXPIRATION DATE

14.1 EFFECTIVE DATE. The Plan shall be effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).

14.2 EXPIRATION DATE. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the earlier of (i) the Effective Date or (ii) the date this Plan is approved by the Board (the “Expiration Date”). Any Awards that are outstanding on the tenth anniversary of the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 15

AMENDMENT, MODIFICATION, AND TERMINATION

15.1 AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) shareholder approval is required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Article 12), (B) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (C) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant.

15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 16

GENERAL PROVISIONS

16.1 NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

16.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

16.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4 NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

16.6 INDEMNIFICATION. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7 RELATIONSHIP TO OTHER BENEFITS. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10 FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

DETACH HERE

PROXY

DESIGN WITHIN REACH, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2006

The undersigned stockholder of Design Within Reach, Inc., a Delaware corporation (the “Company”), hereby appoints John Hansen and Vivian Macdonald, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company’s stockholders to be held on June 22, 2006 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DESIGN WITHIN REACH, INC.

c/o American Stock Transfer & Trust Co.

6201 15th Ave

1st Floor – Inside Delivery Mailroom

Brooklyn, NY 11219

Attn: Carlos Pinto

DETACH HERE

X Please mark

votes as in

this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.		2.	To approve the Amended and Restated 2004 Equity Incentive Award Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.	To elect two directors for a three-year term to expire at the 2009 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as director the following persons:	3.	To ratify the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 30, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(01) Robert Forbes, Jr. (02) Terry Lee

☐	FOR ALL NOMINEES

☐	WITHHELD FROM ALL NOMINEES

☐	__________________________________

	For all nominees except as noted above

☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

Signature:	Date:	Signature:	Date: